Exhibit 99.4

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT, made as of the 1st day of June, 2005, between FEDEX CORPORATION (“FedEx”) and Kenneth R. Masterson (“Consultant”).

RECITALS

1.                                       FedEx desires to engage Consultant to perform the services described in this Agreement.

2.                                       Consultant is willing and able to perform the services for FedEx in accordance with the terms of this Agreement.

FOR AND IN CONSIDERATION of the mutual covenants contained in this Agreement, FedEx and Consultant (the “Parties”) agree as follows:

SECTION 1.                            SCOPE OF WORK; TITLES.  (a)  In consideration of FedEx’s payments under this Agreement, Consultant shall perform in accordance with the terms of this Agreement the services described in Exhibit “A” (the “Work”).

(b)  Consultant shall have such titles as set forth in Exhibit “A”.

SECTION 2.                            TERM.  The term of this Agreement (the “Term”) commences on June 1, 2005 and expires on May 31, 2007 (the “Completion Date”).  The Term shall be automatically extended for additional one-year periods (in which case May 31 of each such year shall be the Completion Date) unless either Party gives written notice to the other no less than 30 days prior to the Completion Date that the Term will not be extended.  Notwithstanding the foregoing, this Agreement shall terminate upon the death or permanent disability of Consultant.

SECTION 3.                            CONSULTANT’S CONSIDERATION.  In consideration of Consultant’s performance of the Work in accordance with this Agreement, FedEx shall pay Consultant the Consideration (the “Consideration”) determined in accordance with Exhibit “B”, and payable as provided in Exhibit “B”.

SECTION 4.                            TAXES.  FedEx shall be fully responsible for the payment of any present or future sales, use, excise or other similar transaction taxes applicable to the performance of the Work or any transfers under this Agreement (together, “Taxes”), and Consultant shall have no responsibility for the payment of any such Taxes.

SECTION 5.                            REIMBURSABLES.  In addition to the Consideration, FedEx shall reimburse Consultant for reasonable and necessary out-of-pocket expenses incurred by Consultant in the performance of the Work (“Reimbursables”), which shall be paid based on the policy applicable to FedEx Executive Management.  Reimbursables for travel expenses will be paid only in accordance with FedEx’s policy for the payment of travel expenses to its own Executive Management, a copy of which will be provided to Consultant upon request.

SECTION 6.                            INVOICES AND PAYMENT.  Consultant shall submit to FedEx an invoice for Reimbursables incurred during the invoice period.  Consultant’s invoices must be accompanied by copies of documentation of any Reimbursables claimed and any other documentation as may be requested by FedEx for its proper review of Consultant’s invoice.

SECTION 7.                            RECORDS.  Consultant shall keep full and accurate records and documentation to substantiate the amounts claimed in any invoice, which records shall be made available to FedEx at all times.

SECTION 8.                            RIGHT TO WITHHOLD PAYMENTS. FedEx may withhold any payment in whole or in part to protect itself from (i) defective or unsatisfactory performance of the Work by Consultant, (ii) third-party claims filed or reasonable evidence indicating probable filing of third-party claims arising from Consultant’s performance of the Work, or (iii) evidence of fraud, overbilling or over-payment discovered upon audit.  Additionally, FedEx shall have the right to recover any amounts previously paid in error or to withhold or set-off moneys from future payments as FedEx deems reasonably necessary to recover any amounts previously paid in error or to protect itself against charges associated with services not performed in accordance with this Agreement.

SECTION 9.                            INDEPENDENT CONTRACTOR RELATIONSHIP.  The Parties intend that an independent contractor relationship will be created by this Agreement.  FedEx is interested only in the results of Consultant’s work and shall not exercise any control over the conduct or supervision of the Work or the means of its performance.  Consultant shall have full responsibility for the payment of all federal, state, and local taxes and contributions, including penalties and interest, imposed pursuant to unemployment insurance, social security, income tax, workers’ compensation or any other similar statute, and Consultant shall be solely responsible for any liability to third-parties resulting from the negligent or intentional acts or omissions of Consultant or his agents, employees or subcontractors arising from or occurring in the course of the Work.

SECTION 10.                     DISCLOSURE OF INFORMATION.  (a)  Consultant acknowledges that certain of FedEx’s valuable, confidential and proprietary information may come into Consultant’s possession.  Accordingly, Consultant agrees that all such information furnished to Consultant by FedEx shall remain the exclusive property of FedEx, and Consultant agrees to hold all information he obtains from or about FedEx in strictest confidence and not to use such information other than for the performance of the Work.  Consultant shall not communicate FedEx’s information in any form to any third party without FedEx’s prior written consent.  In addition, Consultant agrees that he will conform to the provisions of applicable securities laws in connection with his use of any confidential information.  In the event of any violation of this provision, FedEx shall be entitled to preliminary and permanent injunctive relief as well as an equitable accounting of all profits or benefits arising out of such violation, which remedy shall be in addition to any other rights or remedies to which FedEx may be entitled.

(b)  Within ten days of the expiration or earlier termination of this Agreement, if requested, Consultant shall return all originals and copies of any confidential information originally disclosed by FedEx to Consultant which has been fixed in any tangible means of expression.

SECTION 11.                     INDEMNIFICATION.  FedEx agrees to indemnify, defend and hold harmless Consultant from any and all liabilities, damages, losses, expenses, demands, claims, suits, or judgments, including reasonable attorneys’ fees and expenses, in any way related to the Work, in a manner consistent with FedEx’s indemnification practices with respect to its Executive Management.

SECTION 12.                     STANDARD OF PERFORMANCE.  The Work shall be performed in a good, workmanlike manner in accordance with the standards of Consultant’s profession and such other accepted standards as may be applicable to Work of this kind.

SECTION 13.                     CHANGES IN WORK.  (a) FedEx may order extra work or make changes by altering, adding to or deducting from the Work by signing a change order in the form of Exhibit “C” (“Change Order”).  Work pursuant to a valid Change Order shall be performed subject to the conditions of this Agreement.

(b)  FedEx also by written instruction to Consultant may make changes in the Work not involving extra cost and not inconsistent with the purposes of the Work without execution of a Change Order, but otherwise, no extra Work shall be done or changes made unless pursuant to a Change Order, and no claim for an addition to the Consideration or an extension of the Completion Date shall be valid unless so ordered in a signed Change Order.

(c)  Upon receipt of a written request from FedEx for changes in the Work or for extra work which would affect the Consideration or the Completion Date, Consultant shall submit a statement detailing Consultant’s proposal for accomplishing the changes proposed by FedEx and the effect, if any, on the Consideration and the Completion Date.  If FedEx accepts Consultant’s proposal, a Change Order shall be executed by the Parties to effect the Work and any change in the Consideration and Completion Date, as agreed.

SECTION 14.                     COMPLIANCE WITH LAWS.  Consultant agrees that he will comply with all applicable federal, state, and local laws, regulations, and codes in the performance of this Agreement.

SECTION 15.                     MISCELLANEOUS.  (a)  Assignment.  Neither the rights nor the duties of either Party under this Agreement may be voluntarily assigned or delegated without the prior written consent of the other Party, except that FedEx may assign all or any part of its rights and delegate its duties under this Agreement to a wholly-owned subsidiary.

(b)  Section Headings.  All section headings and captions used in this Agreement are purely for convenience and shall not affect the interpretation of this Agreement.

(c)  Exhibits.  All exhibits described in this Agreement shall be deemed to be incorporated in and made a part of this Agreement, except that if there is any inconsistency between this Agreement and the provisions of any exhibit, the provisions of this Agreement shall control.  Terms used in an exhibit and also used in this Agreement shall have the same meaning in the exhibit as in this Agreement.

(d)  Applicable Law.  This Agreement shall be governed by and interpreted in accordance with the laws of Tennessee without regard to or application of any conflict of law principles.

(e)  Modification.  Except as otherwise provided, this Agreement shall not be modified except by written agreement signed on behalf of FedEx and Consultant.

(f)  Exclusive Agreement.  This Agreement supersedes all prior understandings, representations, negotiations and correspondence between the Parties, constitutes the entire agreement between them with respect to the matters described, and shall not be modified or affected by any course of dealing, course of performance or usage of trade.

(g)  Severability.  If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired.

(h)  Waiver.  The failure of either Party at any time to require performance by the other of any provision of this Agreement shall in no way affect that Party’s right to enforce such provision, nor shall the waiver by either Party of any breach of any provision of this Agreement be taken or held to be a waiver of any further breach of the same provision or any other provision.

(i)  Survival.  The provisions of this Agreement which by their nature extend beyond the expiration or earlier termination of this Agreement will survive and remain in effect until all obligations are satisfied.  Specifically, FedEx’s indemnification obligations shall survive the expiration or earlier termination of this Agreement.

(j)  Disclosure.  Consultant shall in each instance obtain the prior written approval of FedEx concerning exact text and timing of news releases, articles, brochures, advertisements, prepared speeches and other information releases concerning this Agreement.

(k)  Further Assurances.  Each Party agrees to take such actions, provide such documents, do such things and provide such further assurances as may reasonably be requested by the other Party during the term of this Agreement.

(l)  Counterparts.  This Agreement may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

(m)  Notices.  All notices, approvals, requests, consents and other communications given pursuant to this Agreement shall be in writing and shall be effective when received if hand-delivered, sent by facsimile, sent by Federal Express service or sent by United States certified or registered mail, addressed as follows:

If to Consultant:	Mr. Kenneth R. Masterson
8679 Classic Drive
Memphis, TN 38125
Fax: 901/748-2770

If to FedEx:	FedEx Corporation
Attn: Executive VP and General Counsel
942 South Shady Grove Road
Memphis, Tennessee 38120
Fax: 901/818-7590

SECTION 16.                     VALIDITY OF AGREEMENT.  This Agreement shall not be valid or binding upon FedEx unless it shall have been executed by an officer of FedEx.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have signed this Agreement on the date first above written.

CONSULTANT	FEDEX CORPORATION

/s/ Kenneth R. Masterson	By:	/s/ John L. Merino
(“Consultant”)
	Title:	Corporate Vice President and
Principal Accounting Officer
(“FedEx”)

Exhibit “A”

to that certain

Consulting Agreement

between

FedEx Corporation

(“FedEx”)

and

Kenneth R. Masterson

(“Consultant”)

SCOPE OF WORK; TITLES

In accordance with the terms of the Consulting Agreement dated as of June 1, 2005, between FedEx and Consultant, Consultant shall, as requested and directed by FedEx, provide consulting services relating to FedEx government affairs, security and such other issues as identified by FedEx’s Chairman, President and Chief Executive Officer or Executive Vice President and General Counsel.

Consultant is hereby designated as a “Senior Advisor” of FedEx.  In addition, as part of his services, Consultant will remain a commissioned officer of the FedEx Air Carrier Police.

Exhibit “B”

to that certain

Consulting Agreement

between

FedEx Corporation

(“FedEx”)

and

Kenneth R. Masterson

(“Consultant”)

FEE, REIMBURSABLES AND PAYMENT PROCEDURE

A.                                   CONSIDERATION.  No cash consideration will be paid for the Work except as provided in Number 7 below.  FedEx will provide the following Consideration to Consultant:

1.               Two (2) season tickets and parking passes at FedExForum for each season which begins within the Term for each Memphis Grizzlies’ regular season or playoff game.  The tickets shall be located in Section 3, Row 1, Seats 5 and 6 (or should the seating at FedExForum be reconfigured during the Term, such comparable seats as are reasonably acceptable to Consultant).

2.               Access to corporate suites at FedExForum and FedExField.

3.               Security services during the Term on a basis comparable to such services provided to Consultant currently and to those provided to FedEx Executive Management.

4.               Computer and communications equipment currently in Consultant’s possession will be transferred to him and, during the Term, computer and communications equipment, systems and support will be provided to Consultant on a basis similar to that provided to FedEx Executive Management.

5.               Access to FedEx email during the Term on a basis consistent with that afforded to FedEx Executive Management.

6.               Financial counseling and tax preparation services on a basis comparable to such services provided to FedEx Executive Management.

7.               Any taxable income to Consultant resulting from the Consideration and benefits provided under this Agreement shall be grossed up for income tax purposes.

B.                                     With respect to travel and other miscellaneous items, during the Term:

1.               FedEx shall make available to Consultant reasonable administrative assistance relating to the performance of the Work.

2.               FedEx shall make office space and equipment available (both in Memphis and Washington, D.C.) for use by Consultant in connection with the performance of the Work.

3.               FedEx shall make appropriate corporate aircraft available to Consultant for his use in connection with the Work.  Such use shall be on terms consistent with use by FedEx Executive Management.

4.               Consultant shall retain the passenger airline travel cards he currently possesses to the extent such cards continue to be made available to FedEx.  The terms and conditions of such cards shall be consistent with the terms and conditions of similar cards provided to FedEx Executive Management.

C.                                     Invoices for reimbursement of expenses shall be submitted by Consultant to the following address:

FedEx Corporation
Attn: Executive Vice President and General Counsel
942 South Shady Grove Road
Memphis, Tennessee 38120

B-2

Exhibit “C”

to that certain

Consulting Agreement

between

FedEx Corporation

(“FedEx”)

and

Kenneth R. Masterson

(“Consultant”)

CHANGE ORDER FORM

Consulting Agreement No. 05-

Change Order Date:

Consultant:	Kenneth R. Masterson
Address:	8679 Classic Drive
City/State:	Memphis, TN 38125

As provided in your Consulting Agreement with FedEx Corporation dated as of June 1, 2005, the following changes in the Work are made:

This Change Order when signed by the Parties will have the following effect:

a.	Consideration:
(increase/decrease/NA)

b.	Completion Date:

This Change Order in no other way alters the terms and conditions of the Consulting Agreement, which are ratified and confirmed other than as amended by this Change Order.

CONSULTANT	FEDEX CORPORATION

By:
(“Consultant”)
Title:
(“FedEx”)